UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On April 5, 2005, Power 3 Medical Products, Inc. (the “Company”) executed a promissory note in the principal amount of $251,000 payable to Cordillera Fund L.P. (the “Holder”).  Pursuant to the promissory note, the Company promised to pay to the Holder $251,000 in cash within one business day of the closing of the Company’s sale of $1,600,000 in debentures pursuant to the Securities Purchase Agreement dated October 28, 2004.  If that closing, which is to occur within five trading days of the effectiveness of the Company’s pending registration statement on Form SB-2 (Registration No. 333-122227), does not occur on or before August 15, 2005, the entire unpaid principal balance will be due on August 15, 2005.  The Company has the right to prepay all or part of any outstanding amounts under the promissory note without penalty at any time.  The promissory note provides for interest at an annual rate of 10%, which, at the option of the Holder, the Company may either (1) pay in cash on the date that the principal balance on the promissory note is due or (2) satisfy by delivering that number of shares of the Company’s common stock determined by (a) dividing $251,000 by the common stock price on the date of payment, and (b) multiplying the quotient so obtained by 20%, such delivery to occur on the date which is 95 days following the effectiveness of the Company’s registration statement on Form SB-2.  In the event that the Company fails to make punctual payment of any amounts due under the promissory note and such default continues for thirty days, the Holder may declare all outstanding principal and interest immediately due and payable and pursue any other legal rights or remedies available to the Holder.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 5, 2005, the Company became obligated on a promissory note in the principal amount of $251,000.  Please refer to “Item 1.01 – Entry Into a Material Definitive Agreement” above for further information.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exhibit Number	Description

Exhibit 10.1*	Promissory Note dated as of April 5, 2005, between the Company and Cordillera Fund L.P. for the sum of $251,000.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski, Chief Financial Officer

Date: April 6, 2005

Exhibit Index

Exhibit Number	Description

Exhibit 10.1*	Promissory Note dated as of April 5, 2005, between the Company and Cordillera Fund L.P. for the sum of $251,000.

*Filed herewith